[iLinc Communications logo]

CONTACT:    JAMES M. POWERS, JR.
            PRESIDENT AND CHIEF EXECUTIVE OFFICER
            (602) 952-1200

            JAMES L. DUNN, JR.
            SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
            (602) 952-1200


                ILINC ANNOUNCES FISCAL 2007 FIRST QUARTER RESULTS
                -------------------------------------------------

          THIRD CONSECUTIVE QUARTER OF PROFITABILITY AND RECORD REVENUE

FIRST FISCAL QUARTER HIGHLIGHTS

         o Earned revenues of $3.6 million, an increase of 35% over the same three-month period last year
         o    Third Consecutive Quarter of Profitability with Net Income of
              $134,000
         o    Achieved Adjusted EBITDA(1) of $851,000
         o    Raised $2 million of equity capital
         o    Removed Going Concern from Auditor's Fiscal 2006 Opinion

PHOENIX, Arizona (July 27, 2006) - iLinc Communications, Inc. (AMEX:ILC), developers of Web conferencing software and audio conferencing solutions, today announced results for fiscal 2007 first quarter ended June 30, 2006.

Revenues increased 35% to $3.6 million for the three months ended June 30, 2006, when compared with revenues of $2.7 million for the same three-month period last year. The Company reported a net income of $134,000 or break even per basic and diluted share, as compared with a net loss of $885,000, or $0.04 loss per basic and diluted share, for the same three-month period last year. For the three months ended June 30, 2006, income from operations was $551,000, compared to a loss from operations of $458,000 for the same three-month period last year. The Company also reported Adjusted EBITDA(1) of $851,000 for the three months ended June 30, 2006, an improvement of over $900,000 over the same three-month period last year.

James M. Powers, Jr., president and chief executive officer of iLinc Communications, said "iLinc has long had one of the best products in the industry and now we have the operational results to back it up. Recent accolades, new distribution agreements, and renewed investor interest are only a few of the third-party validations that demonstrate we are headed in the right direction. This quarter, we posted our third consecutive quarter of profitability and continued to improve our overall financial condition." Dr. Powers added, "Again this quarter, through a combination of sales to new customers and growth among existing customers, we were pleased to achieve record license sales revenues that started off fiscal 2007 in the direction of sustained growth."

James Dunn, Jr., senior vice president and chief financial officer of iLinc Communications, said, "We will continue to hold down overhead where possible while striving for efficient top-line revenue growth. With the $2 million of equity capital raised in June, our auditors concluded that removal of the going concern qualification from their fiscal 2006 opinion was appropriate. This was one step in a ten step program that was implemented in Fiscal 2006 that we believe will yield continuing dividends during fiscal 2007. We are well-positioned in the marketplace and from an operational standpoint to achieve the goals established for this fiscal year. We expect to remain profitable while we continue our investment in direct and indirect sales as well as continued product development."

Dr. Powers continued, "With the sales achieved this quarter and our growing pipeline of opportunities, we expect to match or exceed the 22% annual projected growth rate in the Web conferencing industry during fiscal 2007. With the execution of two significant distribution agreements, we look to aggressively grow market share by leveraging our distinctive competencies in combination with our distributors' existing sales structure and customer base. We expect to see meaningful sales from those two new distribution agreements in the September quarter."

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A Webcast and replay of iLinc Communications' first quarter fiscal year 2007 conference call will be available online through the Company's Web site at www.iLinc.com beginning at 12:00 p.m. Eastern time on July 27, 2006.


(1) EXPLANATION OF ADJUSTED EBITDA, NON-GAAP FINANCIAL MEASURE
We report Adjusted EBITDA, a financial measure that is not defined by Generally Accepted Accounting Principles. We believe that adjusted EBITDA is a useful performance metric for our investors and is a measure of operating performance that is commonly reported and widely used by financial and industry analysts, investors and other interested parties because it eliminates significant non-cash and/or one-time charges to earnings. It is important to note that non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of net loss to Adjusted EBITDA is as follows for the three months ended June 30, 2006 and 2005.

                                                             THREE MONTHS ENDED
                                                                  JUNE 30,
                                                            2006          2005
                                                               (IN THOUSANDS)
                                                            -----         -----
Net income (loss) ..................................        $ 134         $(885)
Non-cash charges and credits:
Interest expense and financing fees ................          417           434
Warrant expense ....................................           15             7
  Gain on debt settlement ..........................           --            (8)
  Interest income ..................................           (3)           (2)
Depreciation .......................................          171           236
Amortization .......................................          117           169
                                                            -----         -----
       Adjusted EBITDA .............................        $ 851         $ (49)
                                                            =====         =====

ABOUT ILINC COMMUNICATIONS, INC.
iLinc Communications, Inc. is a leading developer of Web conferencing software and audio conferencing services for highly secure and cost-effective collaborative meetings, presentations, and training sessions. The Company enables customers to purchase and own iLinc Web conferencing software, which can be installed inside of a customer's network or hosted by iLinc. Our products and services include the iLinc Suite of Web Conferencing software (MeetingLinc, LearnLinc, ConferenceLinc, and SupportLinc); Audio Conferencing Services; On-Demand Conferencing; and EventPlus, a service for professionally managed online and audio conferencing events. iLinc's products and services are used by organizations worldwide in sales, HR and training, marketing, and customer support. More information about the Phoenix-based Company may be found on the Web at www.ilinc.com.

THIS PRESS RELEASE CONTAINS INFORMATION THAT CONSTITUTES FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS DESCRIBED WITHIN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CONTRIBUTE TO SUCH DIFFERENCES ARE DISCLOSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING INFORMATION PROVIDED HEREIN REPRESENTS THE COMPANY'S ESTIMATES AND EXPECTATIONS AS OF THE DATE OF THE PRESS RELEASE, AND SUBSEQUENT EVENTS AND DEVELOPMENTS MAY CAUSE THE COMPANY'S ESTIMATES AND EXPECTATIONS TO CHANGE. THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION IN THE FUTURE. THEREFORE, THIS FORWARD-LOOKING INFORMATION SHOULD NOT BE RELIED UPON AS REPRESENTING THE COMPANY'S ESTIMATES AND EXPECTATIONS OF ITS FUTURE FINANCIAL PERFORMANCE AS OF ANY DATE SUBSEQUENT TO THE DATE OF THIS PRESS RELEASE.

iLinc, iLinc Communications, iLinc Suite, MeetingLinc, LearnLinc,
ConferenceLinc, SupportLinc, EventPlus, On-Demand, Web Presenter and its logos are trademarks or registered trademarks of iLinc Communications, Inc. All other company names and products may be trademarks of their respective companies.



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                         ILINC COMMUNICATIONS, INC., AND SUBSIDIARIES
                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         THREE MONTHS ENDED
                                                                               JUNE 30,
                                                                        ---------------------
                                                                          2006         2005
                                                                        --------     --------
                                                                             (unaudited)
Revenues
   Software Licenses ...............................................    $  1,234     $    522
   Software and audio services .....................................       1,768        1,700
   Maintenance and professional services ...........................         603          451
                                                                        --------     --------
       Total revenues ..............................................       3,605        2,673
                                                                        --------     --------

Cost of revenues
   Software Licenses ...............................................          45           32
   Software and audio services .....................................         976        1,083
   Maintenance and professional services ...........................         170          113
   Amortization of acquired developed technology ...................          67          119
                                                                        --------     --------
       Total cost of revenues ......................................       1,258        1,347
                                                                        --------     --------

Gross profit .......................................................       2,347        1,326
                                                                        --------     --------

 Operating expenses
   Research and development ........................................         304          358
   Sales and marketing .............................................         858          785
   General and administrative ......................................         634          641
                                                                        --------     --------
       Total operating expenses ....................................       1,796        1,784
                                                                        --------     --------

 Income (loss) from operations .....................................         551         (458)
   Interest expense ................................................        (251)        (268)
   Amortization of beneficial debt conversion ......................        (150)        (163)
                                                                        --------     --------
       Total interest expense ......................................        (401)        (431)
   Net (loss) gain on settlement of debt and other obligations .....          --           (8)
   Interest income (charges) and other .............................         (27)           5
                                                                        --------     --------

   Income (loss) from continuing operations before income taxes ....         123         (892)
                                                                        --------     --------
   Income taxes ....................................................          --           --
                                                                        --------     --------

   Income (loss) from continuing operations ........................         123         (892)
   Income (loss) from discontinued operations ......................          11            7
                                                                        --------     --------
 Net income (loss) .................................................    $    134     $   (885)


 Series A and B preferred stock dividends ..........................         (39)         (25)
 Imputed preferred stock dividends .................................          --           --
                                                                        --------     --------
 Income (loss) available to common shareholders ....................    $     95     $   (910)
                                                                        ========     ========
 Loss per common share, basic and diluted

   From continuing operations ......................................    $     --     $  (0.04)
   From discontinued operations ....................................          --           --
                                                                        --------     --------
       loss per common share .......................................    $     --     $  (0.04)
                                                                        ========     ========

Number of shares used in calculation of loss per share:
    Basic ..........................................................      28,818       24,145
                                                                        ========     ========
    Diluted ........................................................      28,944       24,145
                                                                        ========     ========

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                                    ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                         (IN THOUSANDS, EXCEPT SHARE DATA)
                                                                                              JUNE 30,     MARCH 31,
                                                                                                2006         2006
                                                                                              --------     --------
                                                                                             (UNAUDITED)   (AUDITED)
ASSETS
Current assets:
   Cash and cash equivalents .............................................................    $    925     $    466
   Certificates of deposit and marketable securities .....................................       1,002           --
   Accounts receivable, net of allowance for doubtful accounts of $144
     and $120, respectively ..............................................................       2,444        2,207
   Note receivable, net of allowance for doubtful accounts $10 and $0, respectively ......          --           12
   Prepaid and other current assets ......................................................          79           30
                                                                                              --------     --------
     Total current assets ................................................................       4,450        2,715

Property and equipment, net ..............................................................         181          336
Goodwill .................................................................................      11,206       11,206
Intangible assets, net ...................................................................       1,630        1,731
  Other assets ...........................................................................          12           12
  Assets of discontinued operations ......................................................          --           --
                                                                                              --------     --------
     Total assets ........................................................................    $ 17,479     $ 16,000
                                                                                              ========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt .....................................................    $    586     $    199
   Accounts payable trade ................................................................       1,070        1,257
   Accrued liabilities ...................................................................       1,873        2,213
   Current portion of capital lease liabilities ..........................................          21           70
   Deferred revenue ......................................................................         998          917
                                                                                              --------     --------
     Total current liabilities ...........................................................       4,548        4,656

Long term debt, less current maturities, net of discount and beneficial conversion feature of $1,493 and $2,120, at June 30 and March 31, 2006,
    respectively .........................................................................       6,684        6,974
Capital lease liabilities, less current maturities .......................................          --           --
                                                                                              --------     --------
     Total liabilities ...................................................................      11,232       11,630
                                                                                              --------     --------

SHAREHOLDERS' EQUITY:
 Preferred stock, $.001 par value 10,000,000 shares authorized, Series A 127,500 shares issued and outstanding, liquidation preference of $1,275,000; and
   Series B, 70,000 shares issued and outstanding, liquidation preference of $700,000 ....          --           --
Common stock, $.001 par value 100,000,000 shares authorized, 34,342,115 and
   28,923,168 issued, respectively .......................................................          34           29
   Additional paid-in capital ............................................................      46,005       44,228
   Accumulated deficit ...................................................................     (38,384)     (38,479)
   Less:  1,432,412 treasury shares at cost ..............................................      (1,408)      (1,408)
                                                                                              --------     --------
     Total shareholders' equity ..........................................................       6,247        4,370
                                                                                              --------     --------
     Total liabilities and shareholders' equity ..........................................    $ 17,479     $ 16,000
                                                                                              ========     ========


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